SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2002


                        CHANGE TECHNOLOGY PARTNERS, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                     0-13347                 06-152875
--------------------------------------------------------------------------------
(State or other                     (Commission                 (IRS Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
         ------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 661-6942
       ------------------------------------------------------------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On April 3, 2002, Change Technology Partners, Inc., a Delaware corporation ("Change"), loaned to Excelsior Radio Networks, Inc. ("Excelsior"), a Delaware corporation and majority-owned subsidiary of Franklin Capital Corporation, a Delaware corporation ("Franklin"), an aggregate principal amount of $4,708,200 to help finance the initial cash purchase price of Excelsior's acquisition of substantially all of the assets of Dial Communications Group, LLC and Dial Communications Group, Inc. (the "Dial Acquisition"). Sunshine II, LLC, a Colorado limited liability company ("Sunshine"), also made a loan to Excelsior to help finance the Dial Acquisition. To secure the payment of the loans from Change and Sunshine to Excelsior in connection with the Dial Acquisition, Excelsior granted a security interest in certain of Excelsior's assets to Change and Sunshine.

As previously reported, Change and Franklin have entered into an Agreement and Plan of Merger, dated as of December 4, 2001 (the "Merger Agreement"), whereby Change has agreed to merge with and into Franklin. Change and Franklin amended the Merger Agreement on April 3, 2002 to permit for the loan from Change to Excelsior to help finance the Dial Acquisition. Franklin intends to file a registration statement with the Securities and Exchange Commission in connection with the merger of Change and Franklin.

A more complete description of Change's loan to Excelsior and the grant of security interests in certain of Excelsior's assets to Change and Sunshine with respect to the Dial Acquisition can be found in the Promissory Note, dated April 3, 2002, and the Security Agreement, dated as of April 3, 2002, attached to this report as Exhibits 10.1 and 10.2, respectively. The amendment to the Merger Agreement dated as of April 3, 2002, can be found attached to this report as
Exhibit 10.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits

                  EXHIBIT NUMBER        DESCRIPTION
                  --------------        -----------

                  10.1 Promissory Note, dated April 3, 2002, issued by Excelsior Radio Networks, Inc. in favor of Change Technology Partners, Inc.

                  10.2 Security Agreement, dated as of April 3, 2002, by and among Excelsior Radio Networks, Inc., Sunshine II, LLC and Change Technology Partners, Inc.

                  10.3 Amendment No. 1 to Agreement and Plan of Merger dated as of April 3, 2002 by and between Change Technology Partners, Inc. and Franklin Capital Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2002

                                   CHANGE TECHNOLOGY PARTNERS, INC.

                                   By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

10.1 Promissory Note, dated April 3, 2002, issued by Excelsior Radio Networks, Inc. in favor of Change Technology Partners, Inc.

10.2 Security Agreement, dated as of April 3, 2002, by and among Excelsior Radio Networks, Inc., Sunshine II, LLC and Change Technology Partners, Inc.

10.3 Amendment No. 1 to Agreement and Plan of Merger dated as of April 3, 2002 by and between Change Technology Partners, Inc. and Franklin Capital Corporation